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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------
                                    FORM 8-K
                             ----------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                January 15, 1996

                                PROFFITT'S, INC.
             (Exact name of registrant as specified in its charter)

                                    TENNESSEE
                 (State or other jurisdiction of incorporation)

            0-15907                                    62-0331040
     (Commission File Number)                (IRS Employer Identification No.)

                  P.O. Box 9388
                  Alcoa, TN                              37701

    (Address of principal executive offices)           (Zip Code)

              Registrant's telephone number, including area code:
                                 (615) 983-7000

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Item 5.  Other Events.

         On January 15, 1996, Proffitt's, Inc. and Younkers, Inc. announced performance updates for the fourth quarter and fiscal year ending February 3, 1996. Pursuant to General Instruction F to Form 8-K, the Press Release issued January 15, 1996 in connection the foregoing is incorporated herein by reference and is attached hereto as Exhibit 20.

Item 7.  Financial Statements and Exhibits.

    (c)  Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number                     Description


   20.            Press Release dated January 15, 1996



                                       -2-

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     PROFFITT'S, INC.



Date: January 16, 1996                               /s/ R. Brad Martin
      ----------------                               ------------------
                                                     R. Brad Martin
                                                     (Printed)

                                                     Chairman of the Board
                                                       and Chief Executive
                                                       Officer
                                                     (Title)